SCHEDULE OF ALLOWANCE FOR DOUBTFUL ACCOUNTS (Details) - USD ($)	Jun. 30, 2024	Dec. 31, 2023
Credit Loss [Abstract]
Trade accounts receivable	$ 3,757,393	$ 3,458,625
Other	100,000	167,383
Accounts receivable	3,857,393	3,626,008
Less allowance for doubtful accounts	(1,227,136)	(1,227,136)
Total accounts receivable, net	$ 2,630,257	$ 2,398,872